UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2024

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-24435	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Class A common stock, par value $0.001 per share	MSTR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2024, the Board of Directors (the “Board”) of MicroStrategy Incorporated (the “Company”), upon recommendation from the Nominating Committee of the Board, expanded the size of the Board from six to nine members and elected Brian Brooks, Jane Dietze and Gregg Winiarksi as members of the Board. At this time, neither Messrs. Brooks and Winiarksi nor Ms. Dietze have been named to any committee of the Board.

Mr. Brooks, age 55, has served as chairman and chief executive officer at Meridian Capital Group, one of the nation’s leading commercial real estate finance, investment sales and retail leasing advisors, since April 2024. Prior to that, from September 2023 to April 2024 and before that from February 2003 to May 2011, Mr. Brooks was a partner at the law firm O’Melveny & Myers LLP. From January 2021 to September 2023, he was a partner at Valor Capital Group. Before his time at Valor, he served as chief executive officer of the Bitfury Group, a private company that offers hardware and software for Bitcoin mining and security, from October 2021 to December 2022, and chief executive officer of Binance, a digital asset exchange and marketplace, from May 2021 to August 2021. Mr. Brooks served as Acting Comptroller of the Currency from April 2020 to January 2021, where he was the administrator of the federal banking system and chief officer of the Office of the Comptroller of the Currency (“OCC”). From May 2020 to January 2021, Mr. Brooks also served as a director of the Federal Deposit Insurance Corporation and a member of the Financial Stability Oversight Council and the Federal Financial Institutions Examination Council. Prior to becoming Acting Comptroller of the Currency, Mr. Brooks served as Senior Deputy Comptroller and Chief Operating Officer. In that role, he oversaw OCC bank supervision, bank supervision policy, economics, supervisory system and analytical support, systemic risk identification support and specialty supervision, and innovation. Prior to joining the OCC, Mr. Brooks served as chief legal officer of Coinbase Global, Inc. from September 2018 to March 2020, where he headed the legal, compliance, audit, investigations, and government relations functions for the company. Mr. Brooks holds an A.B. in Government from Harvard University in government and a J.D. from the University of Chicago.

Ms. Dietze, age 59, has served as the chief investment officer of Brown University since July 2018. Before assuming her current role, Ms. Dietze served as managing director of the Brown University endowment from December 2013 to June 2018. Prior to joining Brown University, Ms. Dietze was director of private equity at Bowdoin College from April 2012 to November 2013. From July 2006 until March 2012, Ms. Dietze served as managing director of Fortress Investment Group, a global investment firm. Since February 2022, Ms. Dietze has served on the board of directors of Galaxy Digital, a digital asset and blockchain leader providing access to the growing digital economy. Ms. Dietze also served as a board member of Fortress Investment Group from April 2019 to May 2024, BroadSoft, Inc., a global provider of software and services that enable telecommunications services, from February 2016 to February 2018 and Blyth Inc., a multi-channel consumer goods company, from March 2014 to October 2015. Ms. Dietze holds a B.A. in Politics from Princeton University and a M.A. in Economics from Johns Hopkins School of Advanced International Studies.

Mr. Winiarksi, age 54, has served as chief legal officer of Fanatics Holdings, Inc., a privately-held global digital sports platform, since February 2023. Prior to that, Mr. Winiarksi served as senior advisor to Fanatics, from August 2021 to February 2023. Prior to his time at Fanatics, Mr. Winiarski served as the executive vice president and general counsel of IAC, Inc., a public holding company with a portfolio of brands across 100 countries, from February 2005 to June 2021. Mr. Winiarksi also previously served as a director of ANGI Homeservices, Inc. from September 2017 to May 2022 and the Match Group, Inc. from November 2015 to June 2020. Mr. Winiarski holds a B.S. in Accounting and Business/Management from Fordham University and a J.D. from Columbia Law School.

In connection with the election of Mr. Brooks, Ms. Dietze and Mr. Winiarksi as directors, each of Mr. Brooks, Ms. Dietze and Mr. Winiarksi will be eligible to receive equity awards under the MicroStrategy Incorporated 2023 Equity Incentive Plan (the “Plan”).

On December 20, 2024, the Board approved an amendment to the Plan ( the “Plan Amendment”), subject to stockholder approval, which provides that, beginning on December 20, 2024, upon the initial election of a non-employee director to the Board, such director will automatically receive equity awards having an aggregate fair value equal to $2,000,000, consisting of non-statutory stock options to purchase shares of class A common stock, par value $0.001 per share, having a grant date fair value of $1,000,000 and restricted stock units having a grant date fair value of $1,000,000 vesting in equal annual installments over four years (such awards “New Director Awards”). Each of Messrs. Brooks and Winiarksi and Ms. Dietze received New Director Awards upon their election, subject to stockholder approval of the Plan Amendment.

Mr. Brooks, Ms. Dietze and Mr. Winiarksi also will be entitled to compensation pursuant to the Company’s non-employee director compensation policy, including the perquisites and other personal benefits to which all other non-employee directors are entitled, as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 12, 2024, which description is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2024	MicroStrategy Incorporated (Registrant)

	By:	/s/ W. Ming Shao
	Name:	W. Ming Shao
	Title:	Senior Executive Vice President & General Counsel